SCHEDULE 14A
PROXY STATEMENT
PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
Filed by Registrant ☑
Filed by Party other than the Registrant
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential for Use of the Commission Only as permitted by Rule 14a-6(e)(2)
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11c or Rule 14a-12
Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement)
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☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.
(Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐ Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

FLAHERTY & CRUMRINE PREFERRED INCOME FUND INCORPORATED (NYSE: PFD)
FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED (NYSE: PFO)
FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND INCORPORATED (NYSE: FFC)
FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED (NYSE: FLC)

301 E. Colorado Boulevard, Suite 720
Pasadena, California 91101

NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
To Be Held on April 15, 2011

To the Shareholders:

Notice is hereby given that the Annual Meetings of Shareholders of Flaherty & Crumrine Preferred Income Fund Incorporated, Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated, Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated and Flaherty & Crumrine/Claymore Total Return Fund Incorporated (each, a “Fund” and collectively, the “Funds”), each a Maryland corporation, will be held at the offices of Flaherty & Crumrine Incorporated, 301 E. Colorado Boulevard, Suite 720, Pasadena, California 91101 at 8:30 a.m. PT, on April 15, 2011, for the following purposes:

Each Fund:

1.	To elect Directors of each Fund (Proposal 1).

2.	To transact such other business as may properly come before the Annual Meetings or any adjournments thereof.

Your vote is important!

The Board of Directors of each Fund has fixed the close of business on January 21, 2011 as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the Annual Meetings and any adjournments or postponements thereof.

By Order of the Boards of Directors,

February 25, 2011	CHAD C. CONWELL Secretary

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on April 15, 2011.

The notice of Annual Meetings of Shareholders, joint proxy statement and proxy cards for the Funds are available to you on each Fund’s website - www.preferredincome.com for PFD and PFO and www.fcclaymore.com for FFC and FLC. You are encouraged to review all of the information contained in the proxy materials before voting.

To obtain directions to attend the Annual Meetings and vote in person, please call 1-626-795-7300.

SEPARATE PROXY CARDS ARE ENCLOSED FOR EACH FUND IN WHICH YOU OWN SHARES. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETINGS ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD(S). The proxy card(s) should be returned in the enclosed envelope, which needs no postage if mailed in the continental United States. Instructions for the proper execution of proxies are set forth on the inside cover.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may minimize the time and expense to the Fund(s) involved in validating your vote if you fail to sign your proxy card(s) properly.

1.     Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card(s).

2.     Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.     All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form registration. For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee	Jane B. Doe
u/t/d 12/28/78

Custodian or Estate Accounts

(1) John B. Smith, Cust.,
f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith, Executor,
Estate of Jane Smith	John B. Smith, Jr., Executor

FLAHERTY & CRUMRINE PREFERRED INCOME FUND INCORPORATED (NYSE: PFD)
FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED (NYSE: PFO)
FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND INCORPORATED (NYSE:FFC)
FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED (NYSE: FLC)

301 E. Colorado Boulevard, Suite 720
Pasadena, California 91101

ANNUAL MEETINGS OF SHAREHOLDERS
April 15, 2011

JOINT PROXY STATEMENT

This document is a joint proxy statement (“Joint Proxy Statement”) for Flaherty & Crumrine Preferred Income Fund Incorporated (“Preferred Income Fund” or “PFD”), Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated (“Preferred Income Opportunity Fund” or “PFO”), Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated (“Preferred Securities Income Fund” or “FFC”) and Flaherty & Crumrine/Claymore Total Return Fund Incorporated (“Total Return Fund” or “FLC”) (each a “Fund” and collectively, the “Funds”). This Joint Proxy Statement is furnished in connection with the solicitation of proxies by each Fund’s Board of Directors (each, a “Board” and collectively, the “Boards”) for use at the Annual Meeting of Shareholders of each Fund to be held on April 15, 2011, at 8:30 a.m. PT, at the offices of Flaherty & Crumrine Incorporated, 301 E. Colorado Boulevard, Suite 720, Pasadena, California 91101 and at any adjournments or postponements thereof (each a “Meeting” and collectively, the “Meetings”).

A Notice of Annual Meetings of Shareholders and proxy card for each Fund of which you are a shareholder accompany this Joint Proxy Statement. Proxy solicitations will be made, beginning on or about February 25, 2011, primarily by mail, but proxy solicitations may also be made by telephone, telefax or personal interviews conducted by officers of each Fund, Flaherty & Crumrine Incorporated (“Flaherty & Crumrine”), the investment adviser of each Fund, Guggenheim Funds Distributors, Inc., the servicing agent of FFC and FLC, and BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the transfer agent and administrator of each Fund. Costs of proxy solicitation and expenses incurred in connection with the preparation of this Joint Proxy Statement and its enclosures will be shared proportionally by the Funds. Each Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its shares. This Joint Proxy Statement and form of proxy are first being sent to shareholders on or about February 25, 2011.

THE ANNUAL REPORT OF EACH FUND, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2010, IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO BNY MELLON SHAREOWNER SERVICES, P.O. BOX 358035, PITTSBURGH, PENNSYLVANIA 15252-8035, OR CALLING 1-866-351-7446. EACH FUND’S ANNUAL REPORT IS ALSO AVAILABLE ON THE FUNDS’ WEBSITES - WWW.PREFERREDINCOME.COM FOR PFD AND PFO AND WWW.FCCLAYMORE.COM FOR FFC AND FLC - THE SECURITIES AND EXCHANGE COMMISSION’S (“SEC”) WEBSITE (WWW.SEC.GOV) OR, FOR FFC AND FLC ONLY, BY CALLING GUGGENHEIM FUNDS DISTRIBUTORS, INC. AT 1-866-233-4001.

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on April 15, 2011.

The notice of Annual Meetings of Shareholders, joint proxy statement and proxy cards for the Funds are available to you on each Fund’s website - www.preferredincome.com for PFD and PFO and www.fcclaymore.com for FFC and FLC. You are encouraged to review all of the information contained in the proxy materials before voting.

To obtain directions to attend the Annual Meetings and vote in person, please call 1-626-795-7300.

SEPARATE PROXY CARDS ARE ENCLOSED FOR EACH FUND IN WHICH YOU OWN SHARES. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETINGS ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD(S). The proxy card(s) should be returned in the enclosed envelope, which needs no postage if mailed in the continental United States. Instructions for the proper execution of proxies are set forth on the inside cover.

If the enclosed proxy card is properly executed and returned in time to be voted at the relevant Meeting, the Shares (as defined below) represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted “FOR” the election of the nominees for Director. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the relevant Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy to the appropriate Fund delivered at the above address prior to the date of the Meeting.

Under the Bylaws of each Fund, the presence in person or by proxy of the holders of a majority of the outstanding Shares of the Fund entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business (a “Quorum”) at that Fund’s Meeting. In the event that a Quorum is not present at a Meeting, or in the event that a Quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. If a Quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote “FOR” a proposal in favor of such an adjournment with respect to that proposal and will vote those proxies required to be voted “AGAINST” a proposal against any such adjournment with respect to that proposal. A shareholder vote may be taken on a proposal in the Joint Proxy Statement prior to any such adjournment if sufficient votes have been received for approval of that proposal.

Each Fund has one class of capital stock outstanding: common stock, par value $0.01 per share (the “Common Stock” or the “Shares”). Each Share is entitled to one vote at the Meeting with respect to matters to be voted on, with pro rata voting rights for any fractional Shares. On the record date, January 21, 2011, the following number of Shares of each Fund were issued and outstanding:

Common Stock
Name of Fund	Outstanding

Preferred Income Fund (PFD)	10,767,784

Preferred Income Opportunity Fund (PFO)	12,003,099

Preferred Securities Income Fund (FFC)	42,866,396

Total Return Fund (FLC)	9,807,738

To the knowledge of each Fund and its Board, the following shareholder(s), or “group” as that term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), is the beneficial owner or owner of record of more than 5% of the relevant Fund’s outstanding Shares as of January 21, 2011*:

Name and Address of		Amount and Nature
Beneficial/Record Owner	Title of Class	of Ownership	Percent of Class

Cede & Co.** Depository Trust Company 55 Water Street, 25th Floor New York, NY 10041	Common Stock	PFD – 10,331,655 (record) PFO – 11,531,381 (record) FFC – 42,786,996 (record) FLC – 9,796,788 (record)	95.95% 96.07% 99.81% 99.89%

First Trust Portfolios L.P.[1] First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	Common Stock	FFC – 2,384,528 (beneficial)	5.60%

Name and Address of		Amount and Nature
Beneficial/Record Owner	Title of Class	of Ownership	Percent of Class

Claymore Securities Defined Portfolios, Series 305, 352, 390, 434, 453, 494, 590, 592, 596, 601, 614, 621, 635, 644, 651, 652, 661, 664, 672, 683, 713; and Guggenheim Defined Portfolios, Series 742[2] 2455 Corporate West Drive Lisle, IL 60532	Common Stock	FLC – 672,476 (beneficial)	6.86%

Spectrum Asset Management, Inc. 2 High Ridge Park Stamford, CT 06905	Common Stock	FFC – 2,960,500[3] (beneficial)	6.93%

*	As of January 21, 2011, the Directors and officers, as a group, owned less than 1% of the Shares of each Fund.
1	Information obtained from a Schedule 13G filed by First Trust Portfolios L.P. (“FT Portfolios”) First Trust Advisors L.P. (“FT Advisors”) and The Charger Corporation (“Charger”) with the SEC reporting share ownership as of December 31, 2010. Based on that filing, FT Portfolios, FT Advisors and Charger have the shared power to vote or direct the vote or dispose or direct the disposition of 2,384,528 Shares of Common Stock.
2	Information obtained from a Schedule 13G/A filed by Guggenheim Funds Distributors, Inc. with the SEC reporting share ownership as of December 31, 2010. Based on that filing, Claymore Securities Defined Portfolios and Guggenheim Defined Portfolios, Series 742 has the sole power to vote or direct the vote or dispose or direct the disposition of 672,476 Shares of Common Stock.
3	Information obtained from a Schedule 13G filed by Spectrum Asset Management, Inc. (“Spectrum”) with the SEC reporting share ownership as of December 31, 2010. Based on that filing, Spectrum and Principal Financial Group Inc. (“Principal”) have the shared power to vote or direct the vote or dispose or direct the disposition of 2,960,500 Shares of Common Stock.

This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund. Shareholders of each Fund will vote as a single class. Shareholders of each Fund will vote separately for each of PFD, PFO, FFC and FLC on the proposal on which shareholders of that Fund are entitled to vote. Separate proxy cards are enclosed for each Fund in which a shareholder is a record owner of Shares. Thus, if a proposal is approved by shareholders of one or more Funds and not approved by shareholders of one or more other Funds, the proposal will be implemented for the Fund or Funds that approved the proposal and will not be implemented for any Fund that did not approve the proposal. It is therefore essential that shareholders complete, date and sign each enclosed proxy card. Shareholders of each Fund are entitled to vote on the proposal pertaining to that Fund.

PROPOSAL 1: ELECTION OF DIRECTORS

At the Meetings, shareholders are being asked to consider the election of Directors of each Fund. The Board of each Fund is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three-year term and until their successors are duly elected and qualified.

Nominees for the Boards of Directors

Each nominee named below has consented to serve as a Director if elected at the relevant Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

Mr. Gale and Ms. Hogan, each a Class I Director of PFD, have each been nominated for a three-year term to expire at PFD’s 2014 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Mr. Gust and Ms. Hogan, each a Class III Director of PFO, have each been nominated for a three-year term to expire at PFO’s 2014 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Mr. Gale, a Class I Director of FFC and FLC, has been nominated for a three-year term to expire at each Fund’s 2014 Annual Meeting of Shareholders and until his successor is duly elected and qualified. Shareholders of each Fund’s Common Stock are entitled to elect the nominees for election to the Board of the relevant Fund.

Information About Each Director’s Experience, Qualifications, Attributes or Skills

Directors of the Funds, together with information as to their positions with the Funds, principal occupations and other board memberships for the past five years, are shown below.

				Number of
				Funds in	Other Public
	Current			Fund	Company Board
	Position(s)	Term of Office and	Principal Occupation	Complex	Memberships
	Held with	Length of Time	During Past Five	Overseen by	During Past 5
Name, Address and Age	Funds	Served**	Years	Director*	Years

Non-Interested Directors:

David Gale Delta Dividend Group, Inc. 220 Montgomery Street Suite 426 San Francisco, CA 94104 Age: 61	Director	Class I Director PFD – since 1997 PFO – since 1997 FFC – since inception FLC – since inception	President of Delta Dividend Group, Inc. (investments)	4	Metromedia International Group, Inc.

Morgan Gust 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 63	Director and Nominating and Governance Committee Chairman	Class III Director PFD – since inception PFO – since inception Class II Director FFC – since inception FLC – since inception	Owner and operator of various entities engaged in agriculture and real estate; Former President of Giant Industries, Inc. (petroleum refining and marketing) from March 2002 through June 2007	4	CoBiz Financial, Inc. (financial services)

Karen H. Hogan 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 49	Director	Class I Director PFD – since 2005 Class III Director PFO – since 2005 Class II Director FFC – since 2005 FLC – since 2005	Active Committee Member and Volunteer to several non-profit organizations; from September 1985 to January 1997, Senior Vice President of Preferred Stock Origination at Lehman Brothers and Previously, Vice President of New Product Development	4	None

Robert F. Wulf P.O. Box 753 Neskowin, OR 97149 Age: 73	Director and Audit Committee Chairman	Class II Director PFD – since inception PFO – since inception Class III Director FFC – since inception FLC – since inception	Financial Consultant; Trustee, University of Oregon Foundation; Trustee, San Francisco Theological Seminary	4	None

Number of
				Funds in	Other Public
	Current			Fund	Company Board
	Position(s)	Term of Office and	Principal Occupation	Complex	Memberships
	Held with	Length of Time	During Past Five	Overseen by	During Past 5
Name, Address and Age	Funds	Served**	Years	Director*	Years

Interested Director:

Donald F. Crumrine(1) 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 63	Director, Chairman of the Board and Chief Executive Officer	Class II Director PFD – since inception PFO – since inception Class III Director FFC – since inception FLC – since inception	Chairman of the Board and Director of Flaherty & Crumrine	4	None

*	The Funds in the fund complex are: Flaherty & Crumrine Preferred Income Fund Incorporated, Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated, Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated and Flaherty & Crumrine/Claymore Total Return Fund Incorporated.
**	The Class I Directors of PFD, and the Class I Director of FFC and FLC and the Class III Directors of PFO will serve until each Fund’s Annual Meeting of Shareholders in 2014 and until their successors are duly elected and qualified. The Class II Directors of PFO and the Class III Directors of PFD, FFC and FLC will serve until each Fund’s 2013 Annual Meeting of Shareholders and until their successors are duly elected and qualified. The Class I Director of PFO, the Class II Directors of PFD, FFC and FLC will serve until each Fund’s Annual Meeting of Shareholders in 2012 and until their successors are duly elected and qualified.
(1)	“Interested person” of the Funds as defined in the Investment Company Act of 1940 (the “1940 Act”). Mr. Crumrine is considered an “interested person” because of his affiliation with Flaherty & Crumrine.

Each Director has been a Director of the Funds for at least five years. Additional information about each Director follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Boards believe have prepared them to be effective Directors. The Boards believe that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Boards believe that their members satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice (e.g., accounting or law); public service or academic positions; experience from service as a board member (including the Boards of the Funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charters for the Boards’ Nominating and Governance Committees contain certain other factors considered by the Committees in identifying and evaluating potential Director nominees. To assist them in evaluating matters under federal and state law, the Independent Directors (defined below) are counseled by their own independent legal counsel, who participates in Board meetings and interacts with Flaherty & Crumrine, and also may benefit from information provided by the Funds’ and Flaherty & Crumrine’s counsel; both counsel to the Independent Directors and counsel to the Funds and Flaherty & Crumrine have significant experience advising funds and fund directors. The Boards and their committees have the ability to engage other experts as appropriate. The Boards evaluate their performance on an annual basis.

•	Donald F. Crumrine – Mr. Crumrine has been the Chairman of the Boards since each Fund’s inception. Mr. Crumrine has over 35 years of experience managing portfolios of preferred securities. He co-founded Flaherty & Crumrine in 1983, after spending twelve years at Scudder, Stevens & Clark, to focus on managing preferred portfolios and associated hedges. Mr. Crumrine is actively involved in the day-to-day management of all Flaherty & Crumrine client portfolios, including those of the Funds, and directs client service and marketing efforts at Flaherty & Crumrine.

•	David Gale – In addition to his tenure as a Director of the Funds, Mr. Gale has been President and Chief Executive Officer of Delta Dividend Group, Inc, a San Francisco-based investment management firm, since 1992. Prior to joining Delta Dividend Group, Inc., Mr. Gale was a Principal with Morgan Stanley from

February 1983 to January 1990, and a Managing Director of Lehman Brothers Holdings Inc. from January 1990 to January 1992. Mr. Gale also served as a director of Metromedia International Group, Inc., a telecommunications company from 2005 through August 30, 2008.

•	Morgan Gust – In addition to his tenure as a Director of the Funds, Mr. Gust is the owner and operator of various entities engaged in agriculture and real estate. From 1990 to 2007, Mr. Gust served in various capacities, including President, Executive Vice President, General Counsel and Corporate Secretary, of Giant Industries, Inc., a petroleum refining and marketing company listed on the New York Stock Exchange.

•	Karen H. Hogan – In addition to her tenure as a Director of the Funds, Ms. Hogan has served as a board member and committee member of charitable and non-profit organizations. From September 1985 to January 1997, Ms. Hogan served as Senior Vice President of Preferred Stock Origination, and previously Vice President of New Product Development, at Lehman Brothers Holdings Inc.

•	Robert F. Wulf – In addition to his tenure as a Director of the Funds, Mr. Wulf has worked as a financial consultant for over 26 years. Mr. Wulf also serves as a board member of two non-profit organizations.

Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of the Funds’ Directors not be “interested persons” (as defined in the 1940 Act) of the Funds, and therefore not affiliated with Flaherty & Crumrine (“Independent Directors”). To rely on certain exemptive rules under the 1940 Act, a majority of the Funds’ Directors must be Independent Directors and, for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, four of the Funds’ five Directors are Independent Directors. The Chairman of the Boards is an interested person of the Funds. The four Independent Directors interact directly with the Chairman and other senior management of Flaherty & Crumrine at scheduled meetings and between meetings as appropriate. Independent Directors have been designated to chair the Audit Committee and the Nominating and Corporate Governance Committee, and the Independent Directors rotate the responsibility for chairing meetings of Independent Directors. In addition, from time to time one or more Independent Directors may be designated, formally or informally, to take the lead in addressing with management or their independent legal counsel matters or issues of concern to the Boards. As a result, the Boards have determined that their leadership structures, in which no individual Independent Director has been designated to lead all the Independent Directors, are appropriate in light of the Boards’ size and the cooperative and dynamic working relationship among the Independent Directors and the Independent Directors’ open lines of communication with Fund management. The Boards have determined that their leadership structures, in which the Chairman of the Boards is an “interested” person of the Funds and 80% of the Directors are Independent Directors, are appropriate in light of the services that Flaherty & Crumrine provides to the Funds and potential conflicts of interest that could arise from these relationships.

Boards’ Oversight Role in Management

The Boards’ role in management of the Funds is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Funds, primarily Flaherty & Crumrine, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Boards, acting at their scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Funds’ and Flaherty & Crumrine’s Chief Compliance Officer and portfolio management personnel. The Boards’ Audit Committees (which consist of all the Independent Director) meet during their scheduled meetings, and between meetings the Audit Committee chairs maintain contact, with the Funds’ independent registered public accounting firm and the Funds’ Chief Financial Officer. The Boards also receive periodic presentations from senior personnel of Flaherty & Crumrine regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, personal trading, valuation and credit. The Boards have adopted policies and procedures designed to address certain risks to the Funds. In addition, Flaherty & Crumrine and other service providers to the Funds have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds.

Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Funds. The Boards also receive reports from counsel to the Funds and Flaherty & Crumrine and the Independent Directors’ own independent legal counsel regarding regulatory, compliance and governance matters. The Boards’ oversight role does not make the Boards guarantors of the Funds’ investments or activities.

Beneficial Ownership of Shares in Funds and Fund Complex for each Director and Nominee for Election as Director

Set forth in the table below is the dollar range of equity securities in each Fund and the aggregate dollar range of equity securities in the Flaherty & Crumrine Fund Family beneficially owned by each Director.

Aggregate Dollar Range of Equity
Securities in All Registered Investment
	Dollar Range of Equity				Companies Overseen by Director in
Name of Director or Nominee	Securities Held in Fund*(1)				Family of Investment Companies*(2)

	PFD	PFO	FFC	FLC	Total

NON-INTERESTED DIRECTORS:

David Gale	D	D	D	D	E

Morgan Gust	D	C	C	C	E

Karen H. Hogan	B	B	B	B	C

Robert F. Wulf	C	B	C	C	D

INTERESTED DIRECTOR:

Donald F. Crumrine	E(3)	E(3)	E(3)	E(3)	E(3)

*	Key to Dollar Ranges
A.	None
B.	$1 - $10,000
C.	$10,001 - $50,000
D.	$50,001 - $100,000
E.	over $100,000
All shares were valued as of January 21, 2011.
(1)	This information has been furnished by each Director as of January 21, 2011. “Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.
(2)	The Directors, Nominees and executive officers of each Fund, as a group, own less than 1% of each Fund.
(3)	Includes shares of the Fund held by Flaherty & Crumrine, of which the reporting person is a shareholder and director.

Prior to January 26, 2010, each Director of each Fund who is not a director, officer or employee of Flaherty & Crumrine or any of its affiliates received from each Fund a fee of $9,000 per annum plus $500 for each in-person meeting attended, and $150 for each telephone meeting attended. In addition, prior to February 1, 2010, the Audit Committee Chairman received from each Fund an annual fee of $2,500. As of January 26, 2010, each Director of each Fund who is not a director, officer or employee of Flaherty & Crumrine or any of its affiliates receives from each Fund a fee of $9,000 per annum plus $750 for each in-person meeting attended, and $250 for each telephone meeting attended. In addition, as of February 1, 2010, the Audit Committee Chairman receives from each Fund an annual fee of $3,000. Each Director of each Fund is reimbursed for travel and out-of-pocket expenses associated with attending Board and committee meetings. During the fiscal year ended November 30, 2010, the Board of Directors held seven meetings for PFD (three of which were held by telephone conference call), seven meetings for PFO (three of which were held by telephone conference call), six meetings for FFC (two of which were held by telephone conference call) and six meetings for FLC (two of which were held by telephone conference call). Each Director of each Fund attended at least 75% of the meetings of Directors and of any Committee of which he or she is a member. The aggregate remuneration paid to the Directors of each Fund for the fiscal year ended November 30, 2010 is set forth below:

		Board Meeting and
		Committee Meeting	Travel and Out-of-Pocket
	Annual Director Fees	Fees	Expenses*

PFD	$36,000	$32,167	$2,716
PFO	$36,000	$32,167	$2,716
FFC	$36,000	$31,567	$2,716
FLC	$36,000	$31,567	$2,716

*	Includes reimbursement for travel and out-of-pocket expenses for both “interested” and Independent Directors.

Officers of the Funds

The following table provides information concerning each of the officers of the Funds.

		Term of Office and	Principal Occupation
	Current Position(s)	Length of Time	During Past
Name, Address and Age	Held with Funds	Served**	Five Years

Robert M. Ettinger 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 52	President	PFD – since 2002 PFO – since 2002 FFC – since inception FLC – since inception	President and Director of Flaherty & Crumrine

R. Eric Chadwick 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 35	Chief Financial Officer, Vice President and Treasurer	PFD – since 2004 PFO – since 2004 FFC – since 2004 FLC – since 2004	Director of Flaherty & Crumrine since June 2006; Vice President of Flaherty & Crumrine

Chad C. Conwell 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 38	Chief Compliance Officer, Vice President and Secretary	PFD – since 2005 PFO – since 2005 FFC – since 2005 FLC – since 2005	Chief Compliance Officer and Vice President of Flaherty & Crumrine since 2005

Linda M. Puchalski 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 54	Assistant Treasurer	PFD – since 2010 PFO – since 2010 FFC – since 2010 FLC – since 2010	Administrator of Flaherty & Crumrine Since July 2004

Bradford S. Stone 47 Maple Street Suite 403 Summit NJ 07901 Age: 51	Vice President and Assistant Treasurer	PFD – since 2003 PFO – since 2003 FFC – since 2003 FLC – since inception	Director of Flaherty & Crumrine since June 2006; Vice President of Flaherty & Crumrine

Laurie C. Lodolo 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 47	Assistant Compliance Officer, Assistant Treasurer and Assistant Secretary	PFD – since 2004 PFO – since 2004 FFC – since 2004 FLC – since 2004	Assistant Compliance Officer and Secretary of Flaherty & Crumrine

Audit Committee Report

The role of each Fund’s Audit Committee is to assist the Board of Directors in its oversight of: (i) the integrity of each Fund’s financial statements and the independent audit thereof; (ii) each Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) each Fund’s compliance with legal and regulatory requirements; and (iv) the independent auditor’s qualifications, independence and performance. Each Fund’s Audit Committee is also required to prepare an audit committee report pursuant to the rules of the SEC for inclusion in each Fund’s annual proxy statement. Each Audit Committee operates pursuant to a charter (the “Audit Committee Charter” or “Charter”) that was most recently reviewed and approved by the Board of Directors of each Fund on January 25, 2011 and which is available on PFD and PFO’s website at www.preferredincome.com and FFC and FLC’s website at www.fcclaymore.com. As set forth in the Charter, management is responsible for the (i) preparation, presentation and integrity of each Fund’s financial statements, (ii) maintenance of appropriate accounting and financial reporting principles and policies and (iii) maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Funds’ independent registered public accounting firm, KPMG LLP (the “independent accountants” or “KPMG”), is responsible for planning and carrying out proper audits and reviews of each Fund’s financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

In performing its oversight function, at a meeting held on January 24, 2011, the Audit Committee reviewed and discussed with management of each Fund and the independent accountants, the audited financial statements of each Fund as of and for the fiscal year ended November 30, 2010, and discussed the audit of such financial statements with the independent accountants.

In addition, the Audit Committee discussed with the independent accountants the accounting principles applied by each Fund and such other matters brought to the attention of the Audit Committee by the independent accountants required by Statement of Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Accounting Oversight Board in Rule 3200T. The Audit Committee also received from the independent accountants the written disclosures and statements required by the SEC’s independence rules, delineating relationships between the independent accountants and each Fund and discussed the impact that any such relationships might have on the objectivity and independence of the independent accountants.

As set forth above, and as more fully set forth in each Fund’s Audit Committee Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund’s financial reporting procedures, internal control systems, and the independent audit process.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by each Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of each Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee of each Fund recommended to the Board of Directors of each Fund that the audited financial statements be included in each Fund’s Annual Report for the fiscal year ended November 30, 2010.

This report was submitted by the Audit Committee of each Fund’s Board of Directors
David Gale
Morgan Gust
Karen H. Hogan
Robert F. Wulf (Chairman)

January 24, 2011

Each Audit Committee was established in accordance with Section 3(a)(58)(A) of the 1934 Act. Each Audit Committee met four times in connection with its Board of Directors’ regularly scheduled meetings during the fiscal year ended November 30, 2010. Each Audit Committee is composed entirely of each Fund’s Independent (as such term is defined by the New York Stock Exchange (“NYSE”) listing standards applicable to closed-end funds, as may be modified or supplemented (the “NYSE Listing Standards”)) Directors, namely Ms. Hogan and Messrs. Gale, Gust and Wulf.

Nominating and Governance Committee

Each Board of Directors has a Nominating and Governance Committee composed entirely of each Fund’s Independent (as such term is defined by the NYSE Listing Standards) Directors, namely Ms. Hogan and Messrs. Gale, Gust and Wulf. The Nominating and Governance Committee of each Fund met twice during the fiscal year ended November 30, 2010. The Nominating and Governance Committee is responsible for identifying individuals believed to be qualified to become Board members; for recommending to the Board of Directors such nominees to stand for election as directors at each Fund’s annual meeting of shareholders and to fill any vacancies on the Board; and for overseeing the Board of Directors’ governance practices. Each Fund’s Nominating and Governance Committee has a charter which is available on its website. PFD and PFO’s website address is www.preferredincome.com and FFC and FLC’s website address is www.fcclaymore.com.

Each Fund’s Nominating and Governance Committee believes that it is in the best interest of the Fund and its shareholders to obtain highly qualified candidates to serve as members of the Board of Directors. The Nominating and Governance Committees have not established a formal process for identifying candidates where a vacancy exists on the Board. In nominating candidates, the Nominating and Governance Committee shall take into consideration such factors as it deems appropriate, including educational background; business, professional training or practice (e.g., accounting or law); public service or academic positions; experience from service as a board member (including the Boards of the Funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Each Fund’s Nominating and Governance Committee may consider whether a potential nominee’s professional experience, education, skills, and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Each Fund’s Nominating and Governance Committee will consider director candidates recommended by shareholders and submitted in accordance with applicable law and procedures as described in this Joint Proxy Statement. (See “Submission of Shareholder Proposals” below.)

Other Board-Related Matters

Shareholders who wish to send communications to the Board should send them to the address of their Fund(s) and to the attention of the Board. All such communications will be directed to the Board’s attention.

The Funds do not have a formal policy regarding Board member attendance at the Annual Meeting of Shareholders. However, all of the Directors of each Fund attended the April 22, 2010 Annual Meetings of Shareholders. The Directors of PFD or PFO did not attend the Fund’s Reconvened Annual Meeting of Shareholders held on May 18, 2010.

Compensation

The following table sets forth certain information regarding the compensation of each Fund’s Directors for the fiscal year ended November 30, 2010. No executive officer or person affiliated with a Fund received compensation from a Fund during the fiscal year ended November 30, 2010 in excess of $120,000. Directors and executive officers of the Funds do not receive pension or retirement benefits from the Funds.

COMPENSATION TABLE

Name of	Aggregate	Total Compensation from
Person and	Compensation	the Funds and Fund
Position	from each Fund	Complex Paid to Directors*

Donald F. Crumrine	$0	$0 (4)
Director, Chairman of the Board and Chief Executive Officer

David Gale Director	$16,350 – PFD $16,350 – PFO $16,200 – FFC $16,200 – FLC	$65,100 (4)

Morgan Gust Director; Nominating and Governance Committee Chairman	$16,200 – PFD $16,200 – PFO $16,050 – FFC $16,050 – FLC	$64,500 (4)

Karen H. Hogan Director	$16,350 – PFD $16,350 – PFO $16,200 – FFC $16,200 – FLC	$65,100 (4)

Robert F. Wulf Director; Audit Committee Chairman	$19,266.67 – PFD $19,266.67 – PFO $19,116.67 – FFC $19,116.67 – FLC	$76,767 (4)

*	Represents the total compensation paid for the fiscal year ended November 30, 2010, to such persons by the Funds and the other funds in the Flaherty & Crumrine Fund Family, which are considered part of the same “fund complex” because they have a common adviser. The parenthetical number represents the total number of investment company directorships held by the Director or nominee in the fund complex as of November 30, 2010.

Required Vote

The election of Mr. Gale and Ms. Hogan as Directors of PFD will require the affirmative vote of a plurality of the votes cast by the holders of the Shares of the Common Stock of PFD at the Meeting in person or by proxy. The election of Mr. Gust and Ms. Hogan as Directors of PFO will require the affirmative vote of a plurality of the vote cast by holders of the Shares of Common Stock of PFO at the Meeting in person or by proxy. The election of Mr. Gale as a Director of each of FFC and FLC will require the affirmative vote of a plurality of the votes cast by holders of the Shares of Common Stock of each such Fund at the Meeting in person or by proxy.

SUBMISSION OF SHAREHOLDER PROPOSALS

All proposals by shareholders of each Fund that are intended to be presented at each Fund’s next Annual Meeting of Shareholders to be held in 2012 must be received by the relevant Fund for consideration for inclusion in the relevant Fund’s proxy statement relating to the meeting no later than October 27, 2011, and must satisfy the requirements of federal securities laws.

Each Fund’s Bylaws require shareholders wishing to nominate Directors or make proposals to be voted on at the Fund’s Annual Meeting to provide timely notice of the proposal in writing. To be considered timely, any such notice must be delivered to or mailed and received at the principal executive offices of the Fund at the address set forth on the first page of this proxy statement not later than 60 days prior to the date of the meeting; provided, however, that if less than 70 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, any such notice by a shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was given or such public disclosure was made.

Any such notice by a shareholder shall set forth the information required by the Fund’s Bylaws with respect to each matter the shareholder proposes to bring before the annual meeting.

ADDITIONAL INFORMATION

Independent Registered Public Accounting Firm

KPMG, Two Financial Center, 60 South Street, Boston, Massachusetts 02111, has been selected to serve as each Fund’s independent registered public accounting firm for each Fund’s fiscal year ending November 30, 2011. KPMG acted as the independent registered public accounting firm for each Fund for the fiscal year ended November 30, 2010. The Funds know of no direct financial or material indirect financial interest of KPMG in the Funds. A representative of KPMG will not be present at the Meetings, but will be available by telephone to respond to appropriate questions and will have an opportunity to make a statement, if asked.

Set forth in the table below are audit fees and non-audit related fees billed to each Fund by KPMG for professional services for the fiscal years ended November 30, 2009 and 2010, respectively.

	Fiscal Year Ended		Audit-Related
Fund	November 30	Audit Fees	Fees	Tax Fees*	All Other Fees

PFD	2009 2010	$44,000 $44,000	$0 $0	$8,100 $8,100	$8,600** $0
PFO	2009 2010	$44,000 $44,000	$0 $0	$8,100 $8,100	$8,600** $0
FFC	2009 2010	$46,400 $46,400	$0 $0	$8,100 $8,100	$8,600** $0
FLC	2009 2010	$46,400 $46,400	$0 $0	$8,100 $8,100	$8,600** $0

*	“Tax Fees” are those fees billed to each Fund by KPMG in connection with tax consulting services, including primarily the review of each Fund’s income tax returns.
**	“All Other Fees” are those fees billed to each Fund by KPMG in connection with the preparation of a quarterly agreed-upon-procedures report. These Agreed-Upon-Procedures (“AUP”) were required pursuant to each Fund’s Articles Supplementary when the Fund had preferred stock outstanding. Specifically, Moody’s Investors Service and Fitch, Inc. each required that such AUP be undertaken and a report be provided in order to maintain their ratings on the preferred stock. As of November 30, 2009, the Funds did not have any issued or outstanding preferred stock, which was redeemed during the course of each Fund’s 2009 fiscal year.

Each Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent accountants to the Fund, and all non-audit services to be provided by the independent accountants to the Fund’s investment adviser and any entity controlling, controlled by or under common control with the Funds’ investment adviser (“affiliates”) that provide on-going services to each Fund, if the engagement relates directly to the operations and financial reporting of each Fund, or to establish detailed pre-approval policies and procedures for such services in accordance with applicable laws. All of the audit and non-audit services described above for which KPMG billed each Fund fees for the fiscal years ended November 30, 2009 and November 30, 2010 were pre-approved by the Audit Committee.

For each Fund’s fiscal years ended November 30, 2009 and November 30, 2010, KPMG did not provide any non-audit services (or bill any fees for such services) to the Funds’ investment adviser or any affiliates.

Investment Adviser, Administrator and Servicing Agent

Flaherty & Crumrine serves as the investment adviser to each Fund, and its business address is 301 E. Colorado Boulevard, Suite 720, Pasadena, California 91101. BNY Mellon acts as the administrator to each Fund and is located at 4400 Computer Drive, Westborough, Massachusetts 01581. Guggenheim Funds Distributors, Inc. acts as the servicing agent to FFC and FLC and is located at 2455 Corporate West Drive, Lisle, Illinois 60532.

Compliance with the Securities Exchange Act of 1934

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require each Fund’s Directors and executive officers, certain persons affiliated with Flaherty & Crumrine and persons who beneficially own more than 10% of a registered class of each Fund’s securities, to file reports of ownership and changes of ownership with the SEC, the NYSE and each Fund. Directors, officers and greater-than-10% shareholders are required by SEC regulations to furnish each Fund with copies of such forms they file. Based solely upon its review of the copies of such forms received by it and written representations from certain of such persons, each Fund believes that during 2010, all such filing requirements applicable to such persons were met.

Broker Non-Vote and Abstentions

A proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker “non-vote” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter). Proxies that reflect abstentions or broker non-votes (collectively, “abstentions”) will be counted as Shares that are present and entitled to vote at the meeting for purposes of determining the presence of a Quorum. With respect to Proposal 1, abstentions do not constitute a vote “for” or “against” the proposal and will be disregarded in determining the “votes cast” on the proposal.

OTHER MATTERS TO COME BEFORE THE MEETING

Each Fund does not intend to present any other business at the relevant Meeting, nor is any Fund aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

VOTING RESULTS

Each Fund will advise its shareholders of the voting results of the matters voted upon at its Meeting in its next Semi-Annual Report to Shareholders.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise the Funds whether other persons are the beneficial owners of Fund Shares for which proxies are being solicited from you, and, if so, the number of copies of the joint proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund Shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETINGS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN ALL PROXY CARDS AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Proxy – FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 15, 2011
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on April 15, 2011.
The notice of annual meetings of shareholders, joint proxy statement and proxy card for the Fund are available on the Fund’s website at www.preferredincome.com.
PROXY SOLICITED BY BOARD OF DIRECTORS
The undersigned holder of shares of Common Stock of Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated, a Maryland corporation (the “Fund”), hereby appoints Donald F. Crumrine, Robert M. Ettinger and Chad C. Conwell, proxies for the undersigned, each with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Flaherty & Crumrine Incorporated, 301 East Colorado Boulevard, Suite 720, Pasadena, California 91101 at 8:30 a.m. PT, on April 15, 2011, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Signature	Date

Signature (Joint Owners)	Date
PFO-CMN-PXC 1.02

Annual Meeting Proxy Card

	Please mark your votes as	■
Election of Directors - The Board of Directors recommends a vote “FOR” the nominees listed.	indicated in this example

1. Nominees:	FOR	WITHHOLD		FOR	WITHHOLD

01 – Morgan Gust	☐	☐	02 – Karen H. Hogan	☐	☐
This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO
DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTOR.
Non-Voting Items
Change of Address – Please print new address below.
PLEASE SIGN ON REVERSE SIDE
PFO-CMN-PXC 1.01